                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: OCTOBER 26, 2001



                                Team Mucho, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Ohio                                      0-21533                                  31-1209872
----------------------------------             ---------------------------             -------------------------------
 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                  (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                                   NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS

         On October 26, 2001, TEAM Mucho, Inc., an Ohio corporation (the "Company"), entered into a restated letter of intent with RisComp Industries, Inc. ("RisComp") to purchase certain PEO assets of RisComp. A copy of the letter of intent is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                Exhibit No.                   Description


                     99 Restated Letter of Intent, dated as of October 26, 2001, by and between TEAM Mucho, Inc. and RisComp Industries, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TEAM Mucho, Inc.


Date:  October 29, 2001       By:  /s/S. Cash Nickerson
                                 ----------------------------------------------
                                       S. Cash Nickerson, Chairman and CEO





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                                       EXHIBIT INDEX

 Exhibit No.                           Description

      99 Restated Letter of Intent, dated as of October 26, 2001, by and between TEAM Mucho, Inc. and RisComp Industries, Inc.